Exhibit 10.9
SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 5, 2025 (this “Agreement”), is among ESSENTIAL PROPERTIES REALTY TRUST, INC., a Maryland corporation (the “Parent REIT”), ESSENTIAL PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”), the Subsidiary Guarantors party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Agent”), and the Lenders party hereto.

RECITALS

        WHEREAS, the Parent REIT, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Amended and Restated Credit Agreement, dated as of April 12, 2019 (as amended by (i) the First Amendment to Amended and Restated Credit Agreement, dated as of November 22, 2019, (ii) the Second Amendment to Amended and Restated Credit Agreement, dated as of February 10, 2022, (iii) the Third Amendment to Amended and Restated Credit Agreement, dated as of July 25, 2022, (iv) the Fourth Amendment to Amended and Restated Credit Agreement, dated as of August 24, 2023, (v) the Fifth Amendment to Amended and Restated Credit Agreement, dated as of July 11, 2024, and (vi) the Sixth Amendment to Amended and Restated Credit Agreement, dated as of February 6, 2025, and as the same may be further amended, restated, amended and restated, modified or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified hereby and as further amended from time to time in accordance with the terms thereof, the “Amended Credit Agreement”). Unless otherwise provided herein, capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.

    WHEREAS, the Borrower has requested, and Parent REIT, Agent and the Lenders party hereto have agreed, to amend certain provisions of the Credit Agreement to modify the Benchmark Replacement Adjustment, as more particularly set forth herein.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section III below, as of the Seventh Amendment Effective Date, the Credit Agreement is hereby amended such that, immediately after giving effect to this Agreement, the Amended Credit Agreement will be amended as set forth below:

A.Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definition of “Adjusted Term SOFR” in its entirety as follows:

    “Adjusted Term SOFR”: for purposes of any calculation, the rate per annum equal to Term SOFR for such calculation, except that if, as of any date of determination, Adjusted Term SOFR determined as provided above shall be less than zero, then Adjusted Term SOFR as of such date shall be deemed to be zero.

II.REPRESENTATIONS. Each of the Parent REIT and the Borrower, on its own behalf and on behalf of the other Loan Parties, hereby represents, warrants and confirms that the representations and warranties in Section 4 of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the Seventh

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Amendment Effective Date, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 4.1 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 6.1 of the Amended Credit Agreement.

III.CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (such date, the “Seventh Amendment Effective Date”) on which each of the following conditions are satisfied:

A.The Agent shall have received counterparts of this Agreement executed and delivered by (i) the Parent REIT, (ii) the Borrower, (iii) the other Loan Parties on the date hereof, and (iv) each Lender (as defined in the Credit Agreement).

B.The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent in accordance with the terms of the Amended Credit Agreement on or prior to the date hereof, including, to the extent invoiced at least one (1) Business Day prior to the date hereof, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Amended Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

C.As of the date hereof, both immediately before and immediately after entering into and giving effect to this Agreement, no Default or Event of Default exists.

D.The Agent shall have received from the Borrower such other documents, instruments, certificates, assurances, consents and approvals as the Agent shall have reasonably requested from the Borrower prior to the Seventh Amendment Effective Date.

IV.CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guarantee Agreement, (b) confirms that its obligations under the Amended Credit Agreement constitute “Obligations” (as defined in the Amended Credit Agreement), (c) confirms its guarantee of the Obligations under the Guarantee Agreement, (d) confirms that its obligations under the Amended Credit Agreement are entitled to the benefits of the guarantee set forth in the Guarantee Agreement and (e) agrees that the Amended Credit Agreement is the “Credit Agreement” under and for all purposes of the Guarantee Agreement. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect after giving effect to this Agreement.

V.NO NOVATION. This Agreement, the Amended Credit Agreement or the effectiveness of this Agreement or the Amended Credit Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any other Loan Document or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement, any other Loan Document or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby.

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VI.MISCELLANEOUS.

A.Each party hereto agrees, that except as specifically amended hereby, as of the Seventh Amendment Effective Date, the Loan Documents remain unmodified and in full force and effect. Each of the Parent REIT and the Borrower hereby ratifies and confirms its obligations under the Amended Credit Agreement and the other Loan Documents to which it is a party.

B.On and after the Seventh Amendment Effective Date, references in the Amended Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

E.Sections 10.12 and 10.16 of the Amended Credit Agreement are incorporated herein by reference, mutatis mutandis.

F.This Agreement and the other Loan Documents represent the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the parties hereto relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

G.Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

H.The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to (i) any document to be signed by any Lender or Issuing Lender (collectively, the “Lender Parties”), in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form; and (ii) any document to be signed by the Borrower or any other Loan Party in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature of such Lender Party, the Borrower or other Loan Party, or the use of a paper-based recordkeeping system with respect to such Lender Party, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the

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Agent is under no obligation to agree to accept electronic signatures from any Lender Party, the Borrower or other Loan Party in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided further that, upon the request of the Agent or any Lender, any such electronic signature shall be followed by a manually executed version thereof. Each of the undersigned hereby (i) agrees that, for all purposes, electronic images of this Agreement (including with respect to any of the Lender Parties’ signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Agreement based solely on the lack of paper original copies hereof, including with respect to any of the Lender Parties’ signatures hereto.

I.The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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    IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.
ESSENTIAL PROPERTIES REALTY TRUST, INC., as the Parent REIT

    By:
Name: Mark E. Patten
Title: Executive Vice President, Chief Financial
Officer, Treasurer and Corporate Secretary
ESSENTIAL PROPERTIES, L.P.,
as the Borrower
By: Essential Properties OP G.P., LLC, its general partner

    By:
Name: Mark E. Patten
Title: Executive Vice President, Chief Financial
Officer, Treasurer and Corporate Secretary

[Essential Properties – Seventh Amendment to Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS:
SCF REALTY IFH LLC, a Delaware limited liability company
SCF REALTY FUNDING LLC, a Delaware limited liability company
SCF REALTY SERVICING COMPANY LLC, a Delaware limited liability company
SCFRC-HW LLC, a Delaware limited liability company
SCF REALTY CAPITAL TRUST LLC, a Delaware limited liability company
SCFRC-HW-V LLC, a Delaware limited liability company
SCFRC-HW-528 SOUTH BROADWAY-SALEM LLC, a Delaware limited liability company
SCFRC-HW-G LLC, a Delaware limited liability company
SCF RC FUNDING IV LLC, a Delaware limited liability company
SCF TRS LLC, a Delaware limited liability company
SCF RC FUNDING CANAL LLC, a Delaware limited liability company
SCF RC FUNDING I LLC, a Delaware limited liability company
SCF RC FUNDING II LLC, a Delaware limited liability company
SCF RC FUNDING III LLC, a Delaware limited liability company
LB FUNDING I LLC, a Delaware limited liability company
CADET 23 LLC, a Delaware limited liability company
EPRT TENNESSEE PROPERTIES LLC, a Delaware limited liability company
By: Essential Properties, L.P., as manager, sole member or sole member of the sole member of each of the entities listed above
By: Essential Properties OP G.P., LLC, its general partner

                        By:
    Name: Mark E. Patten
Title: Executive Vice President, Chief Financial
Officer, Treasurer and Corporate Secretary
[Essential Properties – Seventh Amendment to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:
Name:
Title:

[Essential Properties – Seventh Amendment to Amended and Restated Credit Agreement]